INCOME TAX (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Deferred tax asset
Organizational costs/Startup expenses	$ 227,930	$ 86,012
Total deferred tax assets	227,930	86,012
Valuation allowance	(227,930)	(86,012)
Deferred tax asset, net of allowance	$ 0	$ 0